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                                                                 EXHIBIT (23)(A)


                    Consent of Independent Public Accountants



As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into CMS Energy Corporation's previously filed Registration Statement No. 33-55805, 33-60007, 333-27849, 333-37241, 333-27849, 333-32229, 333-45556, 333-51932, 333-52560,
333-58686, 333-73922 and 333-74958.


                                                             /s/ Arthur Andersen


Detroit, Michigan,
  March 22, 2002.